As filed with the Securities and Exchange Commission on June 6, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2011

Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders.

COLDSTREAM DIVIDEND GROWTH FUND

Annual Report
March 31, 2011

March 31, 2011

Dear Fellow Shareholder:

March 31, 2011 marks the end of the Coldstream Dividend Growth Fund’s first fiscal year. The Fund was started on September 30, 2010 and the entire first month was one of cash from new investors flowing into the Fund, thus we had higher than normal cash positions. The significant cash position, coupled with the strong equity performance in October caused the Fund to significantly lag its benchmark, the Russell 1000® Value Index, right out of the gate.

Performance for the period from September 30, 2010 to March 31, 2011 is as follows:

	CMDGX Fund	Russell 1000® Value Index	S&P 500® Index
Fiscal Year	11.65%	17.68%	17.31%
Last Quarter (1/1/11‐3/31/11)	5.90%	6.46%	5.92%
Since Inception (9/30/10)	11.65%	17.68%	17.31%
Gross Expense Ratio: 1.55%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.coldstream.com or calling 1‐877‐476‐1909.

The first six months of the Fund’s existence have provided excellent absolute returns to investors and the last quarter leads us to believe the market may finally be rewarding investors in high quality equity securities. Dividends have historically  been  a  significant  contributor  to  the  total  return  of  large capitalization stocks. The primary goal of the Fund is to invest in companies with a demonstrated ability to increase their dividends on a regular basis. In that regard we are pleased with the initial results, with fifteen of our thirty nine portfolio companies (as of March 31, 2011) announcing dividend increases including Abbott Labs, Coca Cola, CSX, and Intel. Although the Fund does not invest directly for yield, we are pleased with how the dividend yield of the Fund is positioned in relationship to the dividend yield of the S&P 500® and Russell 1000® Value Indexes.

I am pleased to report that the initial Fund underperformance has significantly narrowed versus the benchmark Russell 1000® Value Index as time has passed and even though the Fund underperformed its benchmark over the entire fiscal period, during the month of March the Fund outperformed its benchmark by 60 basis points.  The outperformance in March was driven by the Fund being substantially underweight the benchmark in Financials and continued strong performance from the Energy sector (8.5%). Energy holdings include Chevron (+29.4%), Conoco Phillips (+24.5%) and Marathon Oil, which was not purchased until December 21st but showed an increase of 46.4%. In addition we received outsized performance from several stocks including railroad holdings, namely CSX (+34.6%) and Norfolk Southern (+14.4%) and selected Technology holdings including IBM (+15.9%), Microchip Technology (+21.4%) and Xilinx (+25.8%). Both sector and individual stock selection contributed to the performance.

Portfolio performance was hurt by the allocation to consumer stocks, with General Mills, McDonalds, Pepsico and Wal‐Mart all showing modest losses. The Fund also held a 3.5% position in AFLAC which derives most of its revenue from Japan. After the tsunami struck Japan the stock declined over 10%.

Listed below are the Fund’s top ten holdings as of the end of the fiscal year.

Company	Percent (%) Weighting	Annualized Yield (%)
Abbot Labs	3.7	3.9
Conoco Phillips	3.6	3.3
General Mills	3.5	3.1
JP Morgan Chase	3.4	2.2
CSX Corp	3.4	1.3
Norfolk Southern	3.3	2.3
AFLAC	3.2	2.3
Boeing	3.1	2.3
IBM	3.1	1.6
Wal‐Mart	3.0	3.2

While pessimists can point to the deficit, excessive debt, problems in Japan, a weak dollar, inflation, and other issues, we choose to be optimistic.  The economy is growing, the Fed is accommodative, investors are still pessimistic, and valuations are compelling.  Further we would argue that Price to Earnings (P/E) multiples could expand from the current multiple of less than 14 to perhaps 16. Using a 2011 estimate of $95 for S&P 500® earnings, we could see the market climb from its current level to approximately 1520.  There are at least five factors that could drive Price to Earnings (P/E) multiple expansions.

First, there may be a less regulatory pain.  Having 40% of the S&P 500® companies (health care, financials and energy) in front of Congress last year created a regulatory environment in which companies chose to cut costs and reduce spending rather than invest capital in their businesses. Second, the velocity of money has stopped declining. Private demands for credit are picking up as evidenced by JP Morgan extending a $20 billion bridge loan for a merger, among other anecdotal evidence. Third, we are seeing evidence of increased consumer and business confidence. Employment is slowly improving. If the idea of expansion gains momentum, it might impact consumer confidence and the Price to Earnings multiple investors are willing to pay for equities. Fourth, we believe profit margins have not yet peaked. Fifth, investments in cash still return near zero. Companies are flush with cash and they will eventually invest this, by way of stock buybacks or paying dividends.

We would like to thank you for your investment in the Fund and we look forward to a long and mutually rewarding trip together.

Sincerely,

Robert D. Frazier
Chief Investment Officer & Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

Investment performance reflects fee waivers.  In the absence of these waivers, returns would be lower.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the Schedule of Investments in this report for complete fund holdings.

The information provided herein represents the opinion of Coldstream Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index, an unmanaged index, consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market‐value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price‐to‐book ratios and lower forecasted growth values.

You cannot invest directly in an index.

Annualized Yield‐ An annualized rate of return is the return on an investment over a period other than one year (such as a month, or two years) multiplied or divided to give a comparable one‐year return. For instance, a one‐month ROI of 1% could be stated as an annualized rate of return of 12%. Or a two‐year ROI of 10% could be stated as an annualized rate of return of 5%.

Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The Price to Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the Coldstream Dividend Growth Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund.  Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.

Coldstream Dividend Growth Fund
FUND PERFORMANCE

Total Return
Since Inception1
Coldstream Dividend Growth Fund	11.65%
S&P 500® Index	17.31%
Russell 1000® Value Index	17.68%

Total Annual Fund Operating Expenses:  1.55%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed,  may  be  worth  more  or  less  than  their  original  cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 476‐1909.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.

Coldstream Dividend Growth Fund
FUND PERFORMANCE (continued)

The S&P 500® Index is an unmanaged capitalization‐weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price‐to‐book ratios and lower forecasted growth values.

1   The Fund commenced operations on September 30, 2010.

Coldstream Dividend Growth Fund
EXPENSE EXAMPLE at March 31, 2011 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Coldstream Dividend Growth Fund is a no‐load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/10 – 3/31/11).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

Coldstream Dividend Growth Fund
EXPENSE EXAMPLE at March 31, 2011 (Unaudited) (continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	10/1/10	3/31/11	10/1/10 – 3/31/11

Actual	$1,000.00	$1,116.50	$6.60
Hypothetical	$1,000.00	$1,018.70	$6.29
(5% return before
expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half‐year)/365 days to reflect the one‐half year expense.

Coldstream Dividend Growth Fund
Sector Allocation of Portfolio Assets at March 31, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

Coldstream Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2011

Shares	COMMON STOCKS ‐ 95.32%	Value
	Aerospace Product and Parts Manufacturing ‐ 5.43%
14,400	Boeing Co.	$1,064,592
9,850	United Technologies Corp.	833,803
		1,898,395
	Animal Slaughtering and Processing ‐ 2.01%
25,250	Hormel Foods Corp.	702,960
	Beverage Manufacturing ‐ 4.99%
13,310	Coca‐Cola Co.	883,118
13,395	PepsiCo, Inc.	862,772
		1,745,890
	Communications Equipment Manufacturing ‐ 2.08%
14,655	Harris Corp.	726,888
	Computer and Peripheral Equipment Manufacturing ‐ 3.04%
6,515	International Business Machines Corp.	1,062,401
	Depository Credit Intermediation ‐ 3.27%
24,810	JPMorgan Chase & Co.	1,143,741
	Grain and Oilseed Milling ‐ 3.42%
32,750	General Mills, Inc.	1,197,013
	Health and Personal Care Stores ‐ 2.07%
18,000	Walgreen Co.	722,520
	Insurance Carriers ‐ 3.10%
20,530	Aflac, Inc.	1,083,573
	Limited‐Service Eating Places ‐ 2.91%
13,375	McDonald's Corp.	1,017,704
	Medical Equipment and Supplies Manufacturing ‐ 7.38%
7,600	3M Co.	710,600
12,480	Becton, Dickinson & Co.	993,658
22,300	Medtronic, Inc.	877,505
		2,581,763
	Navigational, Measuring, Electromedical, and
	Control Instruments Manufacturing ‐ 1.85%
10,335	Northrop Grumman Corp.	648,108
	Nondepository Credit Intermediation ‐ 2.07%
16,000	American Express Co.	723,200
	Oil and Gas Extraction ‐ 2.59%
17,000	Marathon Oil Corp.	906,270
	Other Financial Investment Activities ‐ 2.04%
40,000	Blackstone Group LP	715,200

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2011 (continued)

Shares	COMMON STOCKS ‐ 95.32%	Value
	Other General Merchandise Stores ‐ 2.93%
19,665	Wal‐Mart Stores, Inc.	$1,023,563
	Other General Purpose Machinery Manufacturing ‐ 1.92%
12,500	Illinois Tool Works, Inc.	671,500
	Petroleum and Coal Products Manufacturing ‐ 6.05%
8,325	Chevron Corp.	894,355
15,280	ConocoPhillips	1,220,261
		2,114,616
	Pharmaceutical and Medicine Manufacturing ‐ 3.56%
25,380	Abbott Laboratories	1,244,889
	Pulp, Paper, and Paperboard Mills ‐ 2.01%
30,000	Temple‐Inland, Inc.	702,000
	Rail Transportation ‐ 6.45%
14,520	CSX Corp.	1,141,272
16,075	Norfolk Southern Corp.	1,113,515
		2,254,787
	Resin, Synthetic Rubber, and Artificial Synthetic Fibers
	and Filaments Manufacturing ‐ 2.81%
26,000	Dow Chemical Co.	981,500
	Securities and Commodity Contracts Intermediation
	and Brokerage ‐ 2.16%
3,750	BlackRock, Inc.	753,787
	Semiconductor and Other Electronic Component
	Manufacturing ‐ 8.02%
30,500	Intel Corp.	615,185
18,540	Microchip Technology, Inc.	704,705
19,605	Texas Instruments, Inc.	677,549
24,560	Xilinx, Inc.	805,568
		2,803,007
	Ship and Boat Building ‐ 2.11%
8,700	General Dynamics Corp.	666,072
1,722	Huntington Ingalls Industries, Inc. (a)	71,484
		737,556
	Soap, Cleaning Compound, and Toilet Preparation
	Manufacturing ‐ 1.95%
8,425	Colgate Palmolive Co.	680,403
	Software Publishers ‐ 2.87%
39,590	Microsoft Corp.	1,004,002

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2011 (continued)

Shares	COMMON STOCKS ‐ 95.32%	Value
	Tobacco Manufacturing ‐ 4.23%
28,165	Altria Group, Inc.	$733,135
11,370	Philip Morris International, Inc.	746,213
		1,479,348
	TOTAL COMMON STOCKS (Cost $30,196,189)	33,326,584

Shares	SHORT‐TERM INVESTMENTS ‐ 3.33%	Value
1,161,742	Fidelity Institutional Money Market Portfolio ‐ Class I, 0.21% (b)	1,161,742
	TOTAL SHORT‐TERM INVESTMENTS (Cost $1,161,742)	1,161,742

	TOTAL INVESTMENTS IN SECURITIES(Cost $31,357,931) ‐ 98.65%	34,488,326
	Other Assets in Excess of Liabilities‐ 1.35%	473,602
	NET ASSETS ‐ 100.00%	$34,961,928

(a) Non‐income producing security.
(b) Rate shown is the 7‐day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES at March 31, 2011

ASSETS
Investments in securities, at value (identified cost $31,357,931)	$34,488,326
Receivables:
Dividends and interest	39,879
Fund shares sold	559,800
Prepaid expenses	7,238
Total assets	35,095,243

LIABILITIES
Payables:
Investments purchased	80,375
Advisory fees	16,673
Audit fees	14,387
Transfer agent fees and expenses	7,076
Administration and fund accounting fees	5,908
Chief Compliance Officer fee	3,000
Custody fees	2,220
Shareholder reporting	1,792
Legal fees	1,774
Accrued other expenses	110
Total liabilities	133,315
NET ASSETS	$34,961,928

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$34,961,928
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,142,590
Net asset value, offering and redemption price per share	$11.13

COMPOSITION OF NET ASSETS
Paid-in capital	$31,892,667
Undistributed net investment income	71,846
Accumulated net realized loss on investments	(132,980)
Net unrealized appreciation on investments	3,130,395
Net assets	$34,961,928

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
STATEMENT OF OPERATIONS For the Period Ended March 31, 2011

INVESTMENT INCOME
Income
Dividends (net of foreign tax withholdings of $4,222)	$337,857
Interest	2,917
Total income	340,774

Expenses
Advisory fees (Note 4)	120,494
Administration and fund accounting fees (Note 4)	32,856
Audit fees	14,387
Transfer agent fees and expenses (Note 4)	14,093
Chief Compliance Officer fee (Note 4)	6,000
Registration fees	4,970
Custody fees (Note 4)	4,470
Trustee fees	3,299
Legal fees	3,057
Reports to shareholders	1,791
Miscellaneous expenses	1,286
Total expenses	206,703
Less: advisory fee waiver (Note 4)	(29,506)
Net expenses	177,197
Net investment income	163,577

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(132,337)
Net change in unrealized appreciation on investments	3,130,395
Net realized and unrealized gain on investments	2,998,058
Net Increase in Net Assets Resulting from Operations	$3,161,635

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

September 30, 2010* to March 31, 2011

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$163,577
Net realized loss on investments	(132,337)
Net change in unrealized appreciation on investments	3,130,395
Net increase in net assets resulting from operations	3,161,635

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(91,723)
From net realized gain on investments	(651)
Total distributions to shareholders	(92,374)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a)	31,892,667
Total increase in net assets	34,961,928

NET ASSETS
Beginning of period	—
End of period	$34,961,928
Undistributed net investment income	$71,846

(a)	A summary of share transactions is as follows:

	September 30, 2010*
	to
	March 31, 2011
	Shares	Paid-in Capital
Shares sold	3,332,705	$33,915,660
Shares issued on reinvestments of distributions	8,823	92,374
Shares redeemed	(198,938)	(2,115,367)
Net increase	3,142,590	$31,892,667

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout the Period

	September 30, 2010*
	through
	March 31, 2011

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on investments	1.10
Total from investment operations	1.16

Less distributions:
From net investment income	(0.03)
From net realized gain on investments	0.00	#
Total distributions	(0.03)

Net asset value, end of period	$11.13

Total return	11.65	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$34,962
Ratio of expenses to average net assets:
Before advisory fee waiver	1.46	%†
After advisory fee waiver	1.25	%†
Ratio of net investment income to average net assets:
Before advisory fee waiver	0.94	%†
After advisory fee waiver	1.15	%†
Portfolio turnover rate	24.38	%‡

* Commencement of operations.
† Annualized.
‡ Not annualized.
# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011

NOTE 1 ‐ ORGANIZATION

The Coldstream Dividend Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open‐end management investment company.  The investment objective of the Fund is to seek dividend income while maintaining exposure to the market.  The Fund commenced operations on September 30, 2010.

NOTE 2 ‐ SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first‐in, first‐out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex‐dividend date.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (continued)

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended March 31, 2011, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

Undistributed Net	Accumulated Net
Investment Income	Realized Loss
$(8)	$8

F.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification.  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (continued)

During the period ended March 31, 2011, the Fund did not hold any derivative instruments.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities ‐ The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (continued)

the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over‐the‐counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.

Investments in open‐end funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short‐Term Securities ‐ Short‐term securities having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2011:

	Level 1		Level 2		Level 3	Total
Common Stocks
Accommodation
& Food Services	$1,017,704	$	‐	$	‐	$1,017,704
Finance and
Insurance	4,419,502		‐		‐	4,419,502
Information	1,004,003		‐		‐	1,004,003
Manufacturing	21,978,235		‐		‐	21,978,235
Mining	906,270		‐		‐	906,270
Retail Trade	1,746,083		‐		‐	1,746,083

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (continued)

	Level 1	Level 2	Level 3	Total

Transportation
& Warehousing	2,254,787	—	—	2,254,787
Total Common	33,326,584	—	—	33,326,584
Stocks

Short‐Term
Investments	1,161,742	—	—	1,161,742

Total Investments
in Securities	$34,488,326	$—	$—	$34,488,326

Refer to the Fund's Schedule of Investments for a detailed break‐out of common stocks by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the period ended March 31, 2011, the Fund recognized no significant transfers to/from Level 1 or Level 2.  There were no Level 3 securities held by the Fund at March 31, 2011.

New Accounting Pronouncement ‐ On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 roll forward rather than as one net number.  The effective date of the amendment is for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 4 ‐ INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund.  For the period ended March 31, 2011, the Fund

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (continued)

incurred $120,494 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.25% of average daily net assets of the Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended March 31, 2011, the Advisor reduced its fees in the amount of $29,506 for the Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2014
$29,506

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Pursuant to the Administration Agreement, the Administrator receives from the Fund, a combined fee that would cover both fund accounting and fund administration services.  For the period ended March 31, 2011, the Fund incurred $32,856 in administration and fund accounting fees.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the transfer agent to the Fund.  For the period ended March 31, 2011, the Fund incurred $9,039 in transfer agent fees (excluding out‐of‐pocket expenses).

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (continued)

U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the period ended March 31, 2011, the Fund incurred $4,470 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the period ended March 31, 2011, the Fund was allocated $6,000 of the Chief Compliance Officer fee.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2011, the cost of purchases and the proceeds from sales of securities (excluding short‐term securities) were $37,272,203 and $6,919,118, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to investments in real estate investment trusts.

During the period ended March 31, 2011 the Fund paid an Ordinary income distribution of $92,374.

Ordinary income distributions may include dividends paid from short‐term capital gains.  As of March 31, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$31,357,931
Gross unrealized appreciation	3,352,057
Gross unrealized depreciation	(221,662)
Net unrealized appreciation	3,130,395
Undistributed ordinary income	71,846
Undistributed long‐term capital gain	—
Total distributable earnings	71,846
Other accumulated gains/(losses)	(132,980)
Total accumulated earnings/(losses)	$3,069,261

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2011 (continued)

At March 31, 2011, the Fund deferred, on a tax basis, post‐October losses of $132,980.

NOTE 7 – REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders of the Coldstream Dividend Growth Fund took place on December 27, 2010 to approve an investment advisory agreement between the Advisor and Advisors Series Trust on behalf of the Fund (the “Proposal”).

All Fund shareholders of record at the close of business on November 10, 2010 were entitled to vote.  As of the record date, the Fund had 2,658,535.392 shares outstanding.  Of the 1,953,455.967 shares present in person or by proxy, 1,953,455.967 or 100% voted in favor of the Proposal (representing 73.478% of total outstanding shares), 0 or 0% voted against the Proposal and 0 or 0% withheld from voting for the Proposal.  Accordingly, the Proposal was approved.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Coldstream Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities of the Coldstream Dividend Growth Fund (the “Fund”), a series of series of Advisors Series Trust, including the schedule of investments, as of March 31, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period September 30, 2010 (commencement of operations) to March 31, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Coldstream Dividend Growth Fund as of March 31, 2011, and the result of its operations, the changes in its net assets and its financial highlights for the period September 30, 2010 to March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 23, 2011

Coldstream Dividend Growth Fund
NOTICE TO SHAREHOLDERS at March 31, 2011 (Unaudited)

For the period ended March 31, 2011, the Fund designated $92,374 as ordinary income for purposes of the dividends paid deduction.

For the period ended March 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended March 31, 2011 was 100%.  The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the period ended March 31, 2011 was 0.70%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476‐1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filings on Form N‐Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Form N‐Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N‐Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551‐8090. Information included in the Fund’s Form N‐Q is also available by calling (877) 476‐1909.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi‐annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll‐free at 1‐877‐476‐1909 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Coldstream Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Number of
		Term of	Portfolios in		Other
	Position	Office and	Principal	Fund	Directorships
Name,	Held	Length of	Occupation	Complex	Held During
Address	with the	Time	During Past Five	Overseen by	Past Five
and Age	Trust	Served	Years	Trustee (2)	Years

Sallie P. Diederich (age 61) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term Since January 2011.	Independent Mutual Fund Consultant, (1995 to present); Advisor Corporate Controller, Transamerica Fund Management Company (1994 to 1995); Senior Vice President, Mutual Fund and Custody Operations (1992 to 1993; Vice President and Controller, Mutual Fund Accounting, American Capital Mutual Funds (1986 to 1992).	1	None.

Donald E. O’Connor (age 75) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term Since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, The Forward Funds (35 portfolios).

Coldstream Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (continued)

				Number of
		Term of		Portfolios	Other
	Position	Office and	Principal	in Fund	Directorships
Name,	Held	Length of	Occupation	Complex	Held During
Address	with the	Time	During Past	Overseen	Past Five
and Age	Trust	Served	Five Years	by Trustee(2)	Years

George J. Rebhan (age 76) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford (age 71) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	None.

Interested Trustee

Joe D. Redwine(3) (age 63) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term Since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	1	None.

Coldstream Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (continued)

Officers
Term of
		Office and	Principal
		Length of	Occupation
Name, Address	Position Held	Time	During Past Five
and Age	with the Trust	Served	Years

Joe D. Redwine (age 63) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 43) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).

Cheryl L. King (age 49) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Michael L. Ceccato (age 53) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Coldstream Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (continued)

Officers
Term of
		Office and	Principal
		Length of	Occupation
Name, Address	Position Held	Time	During Past Five
and Age	with the Trust	Served	Years

Jeanine M. Bajczyk, Esq. (age 46) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Senior Vice
President and
Counsel, U.S.
Bancorp Fund
Services, LLC (May
2006 to present);
Senior Counsel,
Wells Fargo Funds
Management, LLC
(May 2005 to May
2006); Senior
Counsel, Strong
Financial
Corporation
(January 2002
to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-476-1909.

Coldstream Dividend Growth Fund
PRIVACY NOTICE

The Fund collects non‐public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, WA 98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
77 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(877) 476-1909

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (877) 476-1909.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 3/31/2011
Audit Fees	$11,700
Audit-Related Fees	N/A
Tax Fees	$2,800
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 3/31/2011
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2011
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    5/26/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    5/26/11

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    5/26/11

* Print the name and title of each signing officer under his or her signature.